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                          GILFORD OAKWOOD EQUITY FUND

                                   Prospectus




                                  June 28, 2002




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




                           Gilford Oakwood Equity Fund
                        a series of Advisors Series Trust

The Gilford Oakwood Equity Fund seeks long-term growth of capital. The Fund pursues this objective by investing primarily in equity securities. The Fund's investment advisor is Oakwood Capital Management LLC. This Prospectus contains information about the Class B and Class C shares of the Fund.


                  The date of this Prospectus is June 28, 2002




                                Table of Contents

Summary of Investment Goal, Strategies and Risks...............................3
Performance Information........................................................4
Fees and Expenses..............................................................6
Investment Objective and Principal Investment Strategies.......................7
Principal Risks of Investing in the Fund.......................................9
Investment Advisor............................................................10
Shareholder Information.......................................................11
Pricing of Fund Shares........................................................16
Dividends and Distributions...................................................16
Tax Consequences..............................................................16
Rule 12b-1 and Shareholder Servicing Fees.....................................17
Multiple Class Information....................................................17
Financial Highlights..........................................................18
PRIVACY NOTICE.................................................Inside Back Cover


                Summary of Investment Goal, Strategies and Risks

What is the Fund's  The Fund seeks long-term growth of capital.
investment goal?


What are the        Under normal  conditions,  the Fund will invest at least 80%
Fund's primary      of its net assets in equity  securities.  Of these, the Fund
investment          will  primarily  invest  in the  common  stock  of  domestic
strategies?         companies  with a  market  capitalization  in  excess  of $1 billion.  In selecting  investments,  the Advisor  evaluates domestic and international  economic  conditions and events.
                    The Advisor then  identifies  those  companies that are best able to benefit from those conditions.
What are the        As with all mutual  funds,  there is the risk that you could
principal risks     lose money on your investment in the Fund. For example,  the
of investing        following risks could affect the value of your investment:
in the Fund?
                    o    Market  Risk - Either the stock  market as a whole,  or
                         the value of an individual company, goes down resulting in a decrease in the value of the Fund.

                    o    Management   Risk   -  If  the   Advisor's   investment
                         strategies do not produce the expected results, the value of the Fund would decrease.

                    o Medium-Size Companies Risk - Securities of medium-size companies involve greater risk than investing in larger companies because they can be subject to more abrupt or erratic share price changes than larger companies.


                    o Foreign Securities Risk - Foreign investments involve additional risks including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. Foreign securities markets may also be less liquid and more volatile than domestic markets, which may result in delays in settling securities transactions and also constitute further risk.


Who may want to     The Fund may be appropriate for investors who:
invest in the Fund?

                    o    Are pursuing a long-term investment horizon.
                    o Want to add an investment in larger capitalization stocks to their equity portfolio.
                    o    Can  accept  the  greater   risks  of  investing  in  a
                         portfolio with significant common stock holdings.

                    The Fund may not be appropriate for investors who:

                    o    Need regular income or stability of principal.
                    o    Are pursuing a short-term goal.

                             Performance Information

The following performance information indicates some of the risks of investing in the Fund's Class C shares. The bar chart below shows the total return of the Fund's Class C shares for the last two calendar years. The bar chart does not reflect sales charges that you may pay upon redemption of these Class C shares. If they were included, the returns would be less than those shown. The table below shows the average return of the Fund's Class C shares over time compared with a broad-based market index. Unlike the bar chart, the table assumes that the maximum sales charge was paid. The information shown in the table assumes reinvestment of dividends and distributions. Please remember that the Fund's performance (before and after taxes) does not reflect how the Fund may perform in the future.

                                 Class C Shares*
                            Calendar Year Returns (%)
                                As of December 31
[CHART]
2000:   -2.70%
2001:  -24.25%


* Please note that the Class C Shares have a lower level of expenses than the Class B Shares. If the returns for the Class B Shares were shown, the returns would have been lower. Please see "Fees and Expenses" below.

During the period shown in the bar chart, the highest quarterly return was 18.95% for the quarter ended March 31, 2000, and the lowest quarterly return was -19.89% for the quarter ended September 30, 2001.

                          Average Annual Total Returns
                             as of December 31, 2001

                                                                        Since
Gilford Oakwood Equity Fund                             1 Year      Inception(1)
                                                        ------      ------------
Class B Shares
     Return Before Taxes                                -28.29%        -17.17%
     Return After Taxes on Distributions(2)             -28.29%        -17.17%
     Return After Taxes on Distributions
         and Sale of Fund Shares(2),(3)                 -17.23%        -13.48%
Class C Shares
     Return Before Taxes                                -25.01%        -14.13%
     Return After Taxes on Distributions                -25.01%        -14.13%
     Return After Taxes on Distributions
         and Sale of Fund Shares(2),(3)                 -15.23%        -11.14%

S&P 500 Index(4)                                        -11.83%        -10.49%
-----------------

(1) The Fund's Class B and C shares commenced operations on January 21, 2000 and January 1, 2000, respectively.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans and individual retirement accounts.
(3) The "Return After Taxes on Distributions and Sale of Fund Shares" is higher than the other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.
(4) The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes. Please note that the "Since Inception" figure shown for the Index reflects the inception date for the Fund's Class C Shares. If the Fund's Class B Shares' inception date was reflected, the Index's return would be -8.50%.


                                Fees and Expenses

The following tables describe the fees and expenses that a shareholder in the Fund will pay.

                                                            Class B   Class C
                                                            Shares    Shares
Shareholder Fees
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price) ..................  None        None
Maximum deferred sales charge (load)
     (as a percentage of the lower of purchase
     price or redemption price)(1) ........................ 5.00%       1.00%

Annual Operating Expenses
(expenses that are deducted from Fund assets)

Management Fee ............................................ 1.00%       1.00%
Distribution (Rule 12b-1) Fee ............................. 0.75%       0.75%
Other Expenses(2) ......................................... 5.35%       5.35%
         Shareholder Servicing Fee ............. 0.25%
         Other Operating Expenses............... 5.10%
Total Annual Fund Operating Expenses ...................... 7.10%       7.10%
                                                            =====       =====
         Less Expense Reimbursement .......................-4.60%      -4.60%
Net Annual Fund Operating Expenses(3) ..................... 2.50%       2.50%
                                                            =====       =====

(1) The contingent deferred sales charge for class B shares is 5.00% in the first year, declining to 0% in the seventh year. In the eighth year, class B shares convert to a new class of shares yet to be established, which do not bear a contingent deferred sales charge. Class C shares charge a contingent deferred sales charge of 1% if you redeem shares within one year of purchase. Please see "How to Sell Shares".
(2) For each class, the percentage for "Other Expenses" is comprised of two parts (1) an annual Shareholder Servicing Fee of 0.25% of average daily net assets, and (2) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund incurred during the last fiscal year.
(3) The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund until terminated by the Fund to ensure that "Total Annual Fund Operating Expenses" will not exceed 2.50% per year. The Advisor may be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if the Fund's expenses are less than the limit agreed to by the Fund. The Trustees may terminate this expense reimbursement arrangement at any time.

Example

Use this example to compare the costs of investing in the Fund to those of investing in other funds. Of course, your actual costs may be higher or lower. This example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

If you redeem your shares:

                                    1 Year     3 Years      5 Years    10 Years
                                    ------     -------      -------    --------
Class B shares                         $753     $1,079       $1,531      $2,836
Class C shares                         $353       $779       $1,331      $2,836

If you do not redeem your shares:

                                    1 Year     3 Years      5 Years    10 Years
                                    ------     -------      -------    --------
Class B shares                         $253       $779       $1,331      $2,836
Class C shares                         $253       $779       $1,331      $2,836


            Investment Objective and Principal Investment Strategies

The Fund seeks long-term growth of capital. Of course, there can be no guarantee that the Fund will achieve its investment objective. This investment objective is fundamental and may be changed only by approval of the Fund's shareholders. You will be notified of any changes that are material and, if such changes are made, you should consider whether the Fund remains an appropriate investment for you.

Under normal market conditions, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in equity securities. The Fund emphasizes the purchase of equity securities, including common stocks, preferred stocks, convertibles and warrants of companies with a market capitalization in excess of $1 billion. Although the Fund may invest in various equity securities, it is anticipated that the Fund will primarily invest in domestic common stocks.

The selection of securities for the Fund's portfolio begins with a top down analysis of factors affecting the capital markets globally. In its attempt to get a broad picture of the market in general, the Advisor considers the following factors, among other things:

o    Changes in interest rates.
o Changes in the value of the U.S. dollar as compared to the currencies of other countries.
o    Changes in commodity prices.
o Changes in an industry or economic sector and the impact of those changes on companies.

In this first stage of the Advisor's selection process, the Advisor also looks for companies that are able to best capitalize on the social and technological changes occurring in the global economy.

The Advisor then utilizes a quantitative model to narrow the broad universe of securities into attractive portfolio candidates. The model encompasses the Advisor's research and forecast of financial statements and company earnings. This results in the Advisor's estimates of such factors as:

o    The potential for earnings growth.
o    Return on invested capital.
o    Price-to-earnings ratio relative to earnings growth.

This smaller universe of securities is subject to a bottom-up analysis where the Advisor analyzes each individual company, which may include meetings with management, and evaluates, among other things:

o    The company's business strategy.
o    The company's competitive standing in its peer industry group.
o    The company's financial statements.
o    The quality and depth of the company's management team.
o    The outlook for future earnings.

Although not its primary investment focus, the Fund may invest up to 20% of its assets in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and U.S. dollar denominated securities of foreign issuers. ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. EDRs have the same qualities as ADRs, except that they may be traded in European trading markets.

Every  security   purchased  is  assigned  a  target  price  and  is  constantly reassessed. As these targets are reached the stock is re-evaluated and the target is either changed or the issue is sold.

The Fund's annual portfolio turnover rate indicates changes in its portfolio investments. The Advisor will sell a security when appropriate and consistent with the Fund's investment objectives and policies, regardless of the effect on the Fund's portfolio turnover rate. Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. The Fund cannot accurately predict its future annual portfolio turnover rate. It may vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. The Fund's annual portfolio turnover rates are noted in the Financial Highlights section on page 19 of this Prospectus.

Under normal market conditions, the Fund will stay fully invested in equity securities. However, the Fund may temporarily depart from its principal investment strategies by making short term investments in cash and cash equivalents in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective.

                    Principal Risks of Investing in the Fund

The principal risks of investing in the Fund that may adversely affect the Fund's net asset value or total return have previously been summarized under "Summary of Investment Goal, Strategies and Risks". These risks are discussed in more detail below.

Management Risk. Management risk means that your investment in the Fund varies with the success or failure of the Advisor's investment strategies and the Advisor's research, analysis and security selection decisions. If the Advisor's investment strategies do not produce the expected results, your investment could be diminished or even lost.

Market Risk. The value of a share of the Fund - its "net asset value" or "NAV" - depends upon the market value of all of the Fund's investments. The principal risk of investing in the Fund is that the market value of securities held by the Fund will move up and down. These up and down fluctuations, which can occur rapidly and unpredictably, may cause the Fund's investments to be worth less than the price originally paid, or less than they were worth at an earlier time; this in turn will affect the Fund's net asset value per share. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

Medium-Size Company Risk. The risk of investing in securities of medium-size companies may involve greater risk than investing in larger companies because they can be subject to more abrupt or erratic share price change than larger companies. Such companies may have limited product lines, markets or financial and managerial resources and their securities may have limited market liquidity. As a result, the Fund's net asset value may be more volatile.

Foreign Securities Risk. The Fund may invest in foreign securities directly or through ADRs. Investments in these types of securities involve certain inherent risks that could increase the potential for loss in the Fund. Foreign
investments  may  be  subject  to  heightened   political  and  economic  risks,
particularly in countries with unstable governments, immature economic structures, different legal systems, economies based on few industries, and national policies restricting investments by foreigners. In addition, foreign issuers may not be subject to the same uniform accounting, auditing, or financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity. U.S. dollar denominated securities of foreign issuers may be affected by certain currency risks. Accordingly, the Fund will not hold foreign currency as an investment or invest in foreign currency contracts.

                               Investment Advisor

Oakwood Capital Management LLC is the investment advisor to the Fund. The Advisor's address is 1901 Avenue of the Stars, Los Angeles, CA 90067. The Advisor provides investment advisory services to individual and institutional clients with assets of approximately $308 million. The Advisor provides the Fund with advice on buying and selling securities. The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services, the Fund pays the Advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended December 31, 2001, the Advisor waived all advisory fees due from the Fund.

Portfolio Managers

Mr. James M. Lyon, CFA, CIC, is Lead Manager of the Fund's portfolio. Mr. Lyon, Senior Vice President and Senior Security Analyst of the Advisor, has been associated with the Advisor since April 1998. During this time he has functioned as a portfolio manager and securities analyst. From 1996 until joining the Advisor, Mr. Lyon was President of Lyon Investment Management, Inc., a registered investment advisor, and from 1993 to 1996, a registered principal and advisory affiliate of Spelman & Co., Inc., a broker-dealer and registered investment advisor.

Ms. Marla L. Harkness, CFA, CIC, is Co-Manager of the Fund's portfolio. Ms. Harkness, Executive Vice President and Director of Equity Investments of the Advisor, has been associated with the Advisor since its inception in March 1998. During this time, Ms. Harkness has functioned as a portfolio manager and securities analyst. From 1986 to 1998, Ms. Harkness was Vice President of RNC Capital Management Co., a registered investment advisor.

Expense Limitation Agreement

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund for an indefinite period to ensure that total Fund operating expenses will not exceed 2.50% of the average daily net assets annually. Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Fund if requested by the Advisor in subsequent fiscal years. Under the expense limitation agreement, the Advisor may recoup reimbursements made in the Fund's first fiscal year in any of the five succeeding fiscal years, reimbursements made in the Fund's second fiscal year in any of the four succeeding fiscal years, and reimbursements in any subsequent fiscal year over the following three fiscal years. Any such reimbursement will be reviewed by the Trustees, who may terminate the reimbursement arrangement at any time. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

                             Shareholder Information

How to Buy Shares

You may open a Fund account with $5,000 and add to your account at any time with $1,000 or more. You may open a retirement account with $1,000 and add to your account at any time with $500 or more. After you have opened a Fund account, you also may make automatic subsequent monthly investments with $500 or more through the Automatic Investment Plan. The minimum investment requirements may be waived from time to time by the Fund.

You may purchase shares of the Fund by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Fund is not required to issue share certificates. The Fund reserves the right to reject any purchase in whole or in part.

By Check

If you are making an initial investment in the Fund, simply complete the Account Application included with this Prospectus and mail it with a check (made payable to "Gilford Oakwood Equity Fund") to:

                  Gilford Oakwood Equity Fund
                  c/o Orbitex Data Services, Inc.
                  P.O. Box 542007
                  Omaha, NE 68154-1952

If you wish to send your Account Application and check via an overnight delivery service (such as FedEx), you should call the Transfer Agent at (866) 811-0216 for instructions.

If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "Gilford Oakwood Equity Fund" to the Fund in the envelope provided with your statement or to the address noted above. Your account number should be written on the check.

By Wire

If you are making an initial investment in the Fund, before you wire funds, you should call the Transfer Agent at (866) 811-0216 between 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange ("NYSE") is open to advise them that you are making an investment by wire. The Transfer Agent will ask for your name and the dollar amount you are investing. You will then receive your account number and an order confirmation number. You should then complete the Account Application included with this Prospectus. Include the date and the order confirmation number on the Account Application and mail the completed Account Application to the address at the top of the Account Application. Your bank should transmit immediately available funds by wire in your name to:

                  First National Bank of Omaha
                  ABA Routing # 1042000016
                  For Credit to Orbitex Data Services
                  A/C# 11286884
                  For further credit to:
                  Investor's Account Number
                  Name(s) of the Investor(s)
                  Name of the Fund to be purchased

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include completed information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.

You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Fund may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

Automatic Investment Plan

For your convenience, the Fund offers an Automatic Investment Plan. Under this Plan, after your initial investment, you authorize the Fund to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $500. If you wish to enroll in this Plan, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.

Retirement Plans

The Fund offers an Individual Retirement Account ("IRA") plan. You may obtain information about opening an IRA account by calling (866) 811-0216. If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your securities dealer.

How to Sell Shares

You may sell (redeem) your Fund shares on any day the NYSE is open for business either directly to the Fund or through your investment representative.

The price you will pay to buy Fund shares is the Fund's net asset value. You may be charged a contingent deferred sales charge ("CDSC") when you sell your shares. There is no charge on shares that you acquire by reinvesting your dividends. The CDSC is based on the original cost of your shares or the market value of them when you sell, whichever is less.

Class C shareholders will pay a 1.00% CDSC on shares which are sold within one year of their purchase.

Class B shareholders will pay a CDSC which is determined by the length of time the shares being sold have been held, as follows:

                 Years After                         Contingent Deferred
                  Purchase                              Sales Charge

                      1                                     5.00%
                      2                                     4.00%
                      3                                     3.00%
                      4                                     3.00%
                      5                                     2.00%
                      6                                     1.00%
             Within the 7th Year                            None

After seven years, Class B shares will automatically convert to a new class of shares to be established. The new class of shares will have lower distribution fees. This will mean that your Fund account upon conversion will be subject to lower overall charges. The conversion will be a non-taxable event for you.

To keep your CDSC as low as possible, when you place an order to sell your shares, the Fund will first sell any shares in your account that are not subject to a CDSC. With respect to Class B shares, next the Fund will sell shares subject to the lowest CDSC. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

The CDSC may be reduced or waived under certain circumstances and for certain groups. Call (212) 888-6400 for details.

You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. Certain redemptions require a signature guarantee. Call the Transfer Agent for details. You should send your redemption request to:

                  Gilford Oakwood Equity Fund
                  c/o Orbitex Data Services, Inc.
                  P.O. Box 542007
                  Omaha, NE 68254-1952

If you complete the Redemption by Telephone portion of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent at (866) 811-0216 between the hours of 9:00 a.m. and 4:00 p.m., Eastern time. Redemption proceeds will be processed on the next business day and mailed to the address that appears on the Transfer Agent's records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000. Wire charges, if any, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

Before acting upon an instruction received by telephone, the Fund and the Transfer Agent will use procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at (866) 811-0216 for instructions.

You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

The Fund may redeem the shares in your account if the value of your account is less than $1,000 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $1,000 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action. You will not be charged a CDSC on a low balance redemption.

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

                             Pricing of Fund Shares

The price of the Fund's shares is based on the Fund's net asset value. This is calculated by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. The Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. The Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares that have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

The net asset value of the Fund's shares is determined as of the close of the regular daily trading session on the NYSE. This is normally 4:00 p.m., Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                           Dividends and Distributions

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Fund will make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 on or about December 31.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date for the distribution.

                                Tax Consequences

The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

                    Rule 12b-1 and Shareholder Servicing Fees

The Fund has adopted a separate distribution plan for each class of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. This rule allows each class of shares of the Fund to pay distribution fees for the sale and distribution of its shares. Each plan provides for the payment of a maximum distribution fee at the annual rate of 0.75% of the Fund's average daily net assets annually. The Fund has also adopted a shareholder servicing plan whereby the Distributor may be entitled to a service fee at an annual rate of 0.25% of the Fund's average daily net assets for shareholder support. Such support may include, among other things, establishing and maintaining accounts and records, processing orders and dividends, or processing other distribution payments. In general, these fees are payable to Gilford Securities, Inc., the Fund's Distributor. Because these distribution and/or shareholder service fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

                           Multiple Class Information

The Fund offers two classes of shares - Class B and Class C. While both classes invest in the same portfolio of securities, each class has a separate CDSC. The principal advantage of Class B is that after time, the CDSC is reduced, until ultimately, after seven years, the CDSC is zero. In addition, Class B shares will automatically convert to a new class of shares, not yet established, that will pay lower distribution expenses. This new class will have an overall lower expense structure than Class B and Class C. Class C shares are not eligible for this conversion. Therefore, Class B may be best for investors who intend to hold their shares for a long period of time.

The principal advantage of Class C is that Class C has a CDSC that is reduced to zero after one year. Therefore, Class C may be best for investors who may need to sell Fund shares after a short period of time.


                              Financial Highlights

This table shows the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased or decreased during the period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker, the Fund's independent accountants. Their report and the Fund's financial statements are included in the Fund's Annual Report dated December 31, 2001, which is available upon request.

For a capital share outstanding throughout each period

--------------------------------------------- ----------- ----------- ----------------------
                                                     Class B                 Class C
                                                           Jan. 21,
                                                            2000+
                                              Year Ended   through    Year Ended  Year Ended
                                               Dec. 31,    Dec. 31,    Dec. 31,     Dec. 31,
                                                 2001        2000       2001         2000
--------------------------------------------- ----------- ----------- ---------- -----------

Net asset value, beginning of period.........    $19.13    $20.00       $19.46     $20.00
                                                 ------    ------       ------     ------

Income from investment operations:
     Net investment loss.....................     (0.20)    (0.26)       (0.27)     (0.26)
     Net realized and unrealized loss
         on investments......................     (4.49)    (0.61)       (4.45)     (0.28)
                                                  ------    ------       ------     ------
Total loss from investment operations........     (4.69)    (0.87)       (4.72)     (0.54)
                                                  ------    ------       ------     ------

Net asset value, end of period...............    $14.44    $19.13       $14.74     $19.46
                                                 ======    ======       ======     ======

Total return.................................    (24.52)%   (4.35)%++   (24.25)%    (2.70)%

Ratios/supplemental data:
     Net assets, end of period (millions)....    $ 0.8     $ 0.7        $ 1.9      $ 2.0

Ratio of expenses to average net assets:
     Before fees waived and expenses absorbed      7.10%     7.85%**      7.10%      7.77%
     After fees waived and expenses absorbed.      2.50%     2.50%**      2.50%      2.50%

Ratio of net investment loss to average net
  assets:
     Before fees waived and expenses absorbed     (6.12)%   (7.25)%**    (6.12)%    (7.17)%**
     After fees waived and expenses absorbed.     (1.52)%   (1.90)%**    (1.52)%    (1.90)%

Portfolio turnover rate......................         87%       66%++        87%        66%

+ Commencement of operations
** Annualized
++ Not annualized


                                 PRIVACY NOTICE

The Fund, the Advisor and the Distributor collect non-public information about you from the following sources:

*    Information we receive about you on applications or other forms;
*    Information you give us orally; and
*    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                                     Advisor
                         Oakwood Capital Management LLC
                       1901 Avenue of the Stars, 3rd Floor
                          Los Angeles, California 90067

                                   Distributor
                            Gilford Securities, Inc.
                                850 Third Avenue
                            New York, New York 10022

                                    Custodian
                         U.S. Bank, National Association
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                           Orbitex Data Services, Inc.
                        14707 California Street, Suite 5
                              Omaha, Nebraska 68154

                              Independent Auditors
                              Tait, Weller & Baker
                               8 Penn Center Plaza
                        Philadelphia, Pennsylvania 19103

                                  Legal Counsel
                      Paul, Hastings, Janofsky & Walker LLP
                             555 South Flower Street
                          Los Angeles, California 90071


                           Gilford Oakwood Equity Fund
                        a series of Advisors Series Trust

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement  of  Additional  Information  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this
Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                           Gilford Oakwood Equity Fund
                         c/o Orbitex Data Services, Inc.
                                 P.O. Box 542007
                              Omaha, NE 68254-1952
                            Telephone: 1-866-811-0216

You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Fund are also available:

o Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov., or
o For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or
o For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.


               (The Trust's SEC Investment Company Act file number is 811-07959)